UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported):  January 5, 2010

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CYBERLUX CORPORATION

(Exact name of registrant as specified in charter)

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Nevada	000-33415	91-2048978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4625 Creekstone Drive, Suite 130, Research Triangle Park, Durham, NC 27703

(Address of principal executive offices) (Zip Code)

(919) 474-9700

Registrant’s telephone number, including area code

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Copies to:

John W. Ringo

Secretary and Corporate Counsel

4625 Creekstone Drive, Suite 130

Research Triangle Park

Durham, NC 27703

Phone:  (919) 474-9700

Fax: (919) 474-9712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On December 11, 2009, Cyberlux Corporation reached a resolution of its litigation with the NIR Group, Ltd. and its affiliates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBERLUX CORPORATION

Dated: January 5, 2010	By:	/s/ MARK D. SCHMIDT
Mark D. Schmidt Chief Executive Officer

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